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                                                                    EXHIBIT 21.1

                      SUBSIDIARIES OF ALEC HOLDINGS, INC.

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
                                                                                                    STATE OF
NAME                                                                                             INCORPORATION
--------------------------------------------------------------------------------------------  --------------------
Alaska Communications Systems Holdings, Inc.................................................          Delaware
ALEC Acquisition Sub Corp...................................................................          Delaware
Alaska Communications Systems, Inc..........................................................          Delaware
Telephone Utilities of the Northland, Inc...................................................            Alaska
Telephone Utilities of Alaska, Inc..........................................................            Alaska
PTI Communications of Alaska, Inc...........................................................            Alaska
Pacific Telecom Cellular of Alaska, Inc.....................................................            Alaska
Pacific Telecom of Alaska PCS, Inc..........................................................            Alaska
MACtel, Inc.................................................................................            Alaska
ATU Long Distance, Inc......................................................................            Alaska
ATU Communications, Inc.....................................................................            Alaska
MACtel License Sub, Inc.....................................................................          Delaware
MACtel Fairbanks, Inc.......................................................................            Alaska
MACtel Fairbanks License Sub, Inc...........................................................          Delaware
Prudhoe Communications, Inc.................................................................            Alaska
Peninsula Cellular Services, Inc............................................................            Alaska
PTINet, Inc.................................................................................          Delaware
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